GENERAL	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-      GENERAL

a.	General:

Caesarstone Ltd. (formerly Caesarstone Sdot-Yam Ltd.), incorporated under the laws of the State of Israel, was founded in 1987.

Caesarstone Ltd. and its subsidiaries (collectively, the "Company" or "Caesarstone") develop, manufacture and market, high quality engineered quartz surfaces sold under the Company's premium Caesarstone brand. The Company's products are sold in approximately 50 countries through a combination of direct sales in certain markets and indirectly through a network of independent distributors in other markets. The Company's products are primarily used as kitchen countertops in the renovation and remodeling markets and in the new buildings construction market. Other applications include vanity tops, wall panels, back splashes, floor tiles, stairs and other interior surfaces that are used in a variety of residential and non-residential applications.

The Company has subsidiaries in Australia, Singapore, Canada, United Kingdom and the United States which are engaged in the marketing and selling of the Company's products in different geographic areas.

The Company manufacture its pruducts in three manufacturing facilities located in Kibbutz Sdot-Yam in central Israel, Bar-Lev Industrial Park in northern Israel and Richmond-Hill, Georgia in the U.S. which operates under the Company’s subsidiary in the United States, Caesarstone Technologies USA, Inc..

b.	Major suppliers:

In 2019, the Company acquired approximately 61% of its quartz consumption from Turkey, of which approximately 50% was supplied by Mikroman Madencilik San ve TIC.LTD.STI ("Mikroman"), constituting approximately 30% of Company's total quartz, and approximately 31% was supplied by Polat Maden Sanayi ve Ticaret A.Ş. (“Polat”), constituting approximately 19% of Company’s total quartz. If Mikroman or Polat cease supplying the Company with quartz or if the Company's supply of quartz generally from Turkey is adversely impacted, the Company's other suppliers may be unable to meet the Company's quartz requirements. In that case, the Company would need to locate and qualify alternate suppliers, which could take time, increase costs and require adjustments to the appearance of the Company's products. As a result, the Company may experience a delay in manufacturing, which could materially and adversely impact the Company's results of operations.

c.	Caesarstone Canada, Inc.:

In connection with the formation of Caesarstone Canada Inc. in 2010 with the Company’s former distributor, Canadian Quartz Holdings Inc. (“Ciot”), the Company granted Ciot a put option and Ciot granted the Company a call option for its interest, each exercisable any time between July 1, 2012 and July 1, 2023 based on a mechanism as set forth in the agreement between the parties. In December 2018, the Company exercised its call option and purchased Ciot’s 45% ownership interest in Caesarstone Canada for the purchase price of $20,119 (CAD $27,300) and increased its ownership interest to 100%. The Company recorded the purchase price against the non-controlling interest balance and the access of the amounts paid over the non-controlling balance to a capital fund in its shareholders’ equity (see also Note 2w).